UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 21, 2003

KROLL INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-21629 (Commission File Number)	13-4131019 (I.R.S. Employer Identification Number)

900 Third Avenue New York, NY (Address of principal executive offices)	10022 (Zip code)

(212) 593-1000
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

     This current report on Form 8-K/A amends the Form 8-K filed by the Registrant on September 5, 2003, to make available financial information relating to Factual Data Corp. (“Factual Data”) which was acquired by the Registrant on August 21, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)      Financial Statements of Business Acquired

1.	The Consolidated Financial Statements of Factual Data as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 are incorporated by reference to Factual Data’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed on March 28, 2003.

2.	The Unaudited Consolidated Financial Statements of Factual Data as of June 30, 2003 and for the six months ended June 30, 2003 are incorporated by reference to Factual Data’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 filed on August 11, 2003.

               (b)      Pro Forma Financial Information

1.	Unaudited Pro Forma Condensed Combining Financial Statements of the Registrant and Factual Data for the year ended December 31, 2002 are filed as Exhibit 99.1 to this current report on Form 8-K and are incorporated herein by reference in their entirety.

2.	Unaudited Pro Forma Condensed Combining Financial Statements of the Registrant and Factual Data as of June 30, 2003 and for the six months then ended are filed as Exhibit 99.1 to this current report on Form 8-K and are incorporated herein by reference in their entirety.

               (c)     Exhibits

99.1	Kroll Inc. Unaudited Pro Forma Condensed Combining Financial Statements

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KROLL INC.

By:	/s/ Steven L. Ford

Steven L. Ford
Executive Vice President and
Chief Financial Officer

Date: October 28, 2003

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